UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2025

Alpha Pro Tech, Ltd.
(Exact name of registrant as specified in its charter)

Delaware, U.S.A.	001-15725	63-1009183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Wellington Street East Aurora, Ontario, Canada		L4G 1H6
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (905) 479-0654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	APT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Alpha Pro Tech, Ltd. (the “Company”) was held on June 10, 2025. Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 – Election of Directors. The shareholders elected each of the director nominees to serve as directors during the ensuing year. The voting for the directors at the Annual Meeting was as follows:

Name	Votes For	Withhold Authority	Broker Non-Votes
James Buchan	4,818,283	450,402	2,400,804
David R. Garcia	5,052,806	215,879	2,400,804
Lloyd Hoffman	5,093,920	174,765	2,400,804
Donna Millar	4,931,749	336,936	2,400,804
Danny Montgomery	5,167,632	101,053	2,400,804
John Ritota	4,785,687	482,998	2,400,804
Benjamin A. Shaw	5,094,837	173,848	2,400,804

Proposal 2 – Ratification of the Appointment of Tanner LLC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025. The shareholders ratified the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain
7,485,107	170,362	14,020

Proposal 3 – Advisory Approval of Executive Compensation. The shareholders adopted a resolution approving, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,943,416	289,976	35,293	2,400,804

Proposal 4 – Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. The shareholders voted to approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The result of the vote taken at the Annual Meeting was as follows:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
5,033,465	21,484	172,197	41,539	2,400,804

Based on the vote of our shareholders at the Annual Meeting, and consistent with the recommendation of the Company’s Board of Directors (the “Board”) set forth in the Proxy Statement, the Board has determined that the Company will conduct a vote to approve, on an advisory basis, the compensation of the Company’s named executive officers every year until the next shareholder advisory vote on the frequency of say-on-pay advisory votes or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company’s shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA PRO TECH, LTD.

Date: June 11, 2025	By:	/s/ Colleen McDonald
Colleen McDonald
Chief Financial Officer